Exhibit 99.3

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

As of and for the year ended December 31, 2005 and for the nine months ended September 30, 2006

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

September 30, 2006

	Linn Historical	Pro Forma Adjustments		Linn Pro Forma
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$1,762	$—		$1,762
Receivables	20,842	—		20,842
Inventory	560	—		560
Current portion of natural gas derivatives	30,404	—		30,404
Prepaid expenses and other current assets	1,293	—		1,293
Total current assets	54,861	—		54,861

Oil and gas properties and related equipment, net	731,346	411,496	a	1,142,842
Property, plant, and equipment, net	11,297	481	a	11,778
Long-term portion of natural gas derivatives	43,398	—		43,398
Other assets	2,713	—		2,713
Total assets	$843,615	$411,977		$1,255,592

Liabilities and Unitholders’ Capital
Current liabilities:
Current portion of long-term notes payable	$675	$—		$675
Accounts payable and accrued expenses	6,325	—		6,325
Current portion of natural gas derivatives	573	—		573
Revenue distribution payable	981	—		981
Accrued interest and other current liabilities	4,695	—		4,695
Total current liabilities	13,249	—		13,249
Long-term liabilities:
Long-term portion of notes payable	2,353	—		2,353
Credit facility	404,257	57,130	a	461,387
Subordinated bridge loan	247,275	—		247,275
Long-term portion of interest rate swaps	492	—		492
Asset retirement obligation	8,434	1,147	a	9,581
Long-term portion of natural gas derivatives	10,273	—		10,273
Other long-term liabilities	474	—		474
Total long-term liabilities	673,558	58,277		731,835
Total liabilities	686,807	58,277		745,084
Unitholders’ capital:
Units issued and outstanding	134,390	169,878	b	304,268
Class C units issued and outstanding	—	183,822	b	183,822
Accumulated income	22,418	—		22,418
Total unitholders’ capital	156,808	353,700		510,508
Total liabilities and unitholders’ capital	$843,615	$411,977		$1,255,592

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2005

	Linn Historical	Stallion Historical	Blacksand Historical	Kaiser- Francis Historical	Exploration Partners Historical	Pro Forma Adjustments		Linn Pro Forma
	(in thousands, except per unit amounts)
Revenues:
Oil and gas sales	$44,645	$61,503	$27,431	$19,499	$11,773	$—		$164,851
Realized (loss) on natural gas derivatives	(51,417)	—	—	—	—	—		(51,417)
Unrealized (loss) on natural gas derivatives	(24,776)	—	—	—	—	—		(24,776)
Natural gas marketing income	4,722	—	—	—	—	—		4,722
Other income	345	—	2,434	—	—	—		2,779
	(26,481)	61,503	29,865	19,499	11,773	—		96,159
Expenses:
Operating expenses	7,356	17,197	7,312	4,399	2,391	—		38,655
Natural gas marketing expenses	4,401	—	—	—	—	—		4,401
General and administrative expenses	3,332	—	1,717	—	—	—		5,049
Depreciation, depletion, and amortization	7,294	—	2,735	—	—	33,905	c	44,290
						356	d
	22,383	17,197	11,764	4,399	2,391	34,261		92,395
	(48,864)	44,306	18,101	15,100	9,382	(34,261)		3,764

Interest and other income (expense), net	(7,413)	—	(7)	—	—	(42,829	)e	(54,203)
						(3,954	)f

Income (loss) before income taxes	(56,277)	44,306	18,094	15,100	9,382	(81,044)		(50,439)
Income tax provision	(74)	—	—	—	—	—	g	(74)
Net income (loss)	$(56,351)	$44,306	$18,094	$15,100	$9,382	$(81,044)		$(50,513)

Net income (loss) per unit:
Class A — Basic	$(2.75)							$(1.46)
Class A — Diluted	$(2.75)							$(1.46)

Class C — Basic	$—							$(1.46)
Class C — Diluted	$—							$(1.46)

Weighted average units outstanding:
Class A — Basic	20,518							27,168
Class A — Diluted	20,518							34,634

Class C — Basic	—							7,466
Class C — Diluted	—							7,466

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2006

	Linn Historical	Stallion Historical	Blacksand Historical	Kaiser- Francis Historical	Pro Forma Adjustments		Linn Pro Forma
	(in thousands, except per unit amounts)
Revenues:
Oil and gas sales	$53,410	$51,159	$19,194	$11,627	$—		$135,390
Realized gain on natural gas derivatives	17,361	—	—	—	—		17,361
Unrealized gain on natural gas derivatives	77,176	—	—	—	—		77,176
Natural gas marketing income	3,654	—	—	—	—		3,654
Gain on property sale	—	—	32,665	—	—		32,665
Other income	758	—	1,142	—	—		1,900
	152,359	51,159	53,001	11,627	—		268,146
Expenses:
Operating expenses	10,772	13,964	5,929	2,950	—		33,615
Natural gas marketing expenses	3,126	—	—	—	—		3,126
General and administrative expenses	22,934	—	1,639	—	—		24,573
Depreciation, depletion, and amortization	13,470	—	2,254	—	18,921	c	34,822
					177	d

	50,302	13,964	9,822	2,950	19,098		96,136
	102,057	37,195	43,179	8,677	(19,098)		172,010

Interest and other income (expense), net	(16,858)	—	—	—	(23,547	)e	(40,743)
					(338	)f

Income before income taxes	85,199	37,195	43,179	8,677	(42,983)		131,267
Income tax benefit	74	—	—	—	—	g	74
Net income	$85,273	$37,195	$43,179	$8,677	$(42,983)		$131,341

Net income per unit:
Class A — Basic	$3.14						$3.19
Class A — Diluted	$3.12						$3.17

Class C — Basic	$—						$3.19
Class C — Diluted	$—						$3.17

Weighted average units outstanding:
Class A — Basic	27,118						33,768
Class A — Diluted	27,341						41,457

Class C — Basic	—						7,466
Class C — Diluted	—						7,466

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

1.         Basis of Presentation:

The unaudited pro forma condensed combined balance sheet as of September 30, 2006, is derived from:

•                  the historical consolidated financial statements of Linn Energy, LLC (“Linn,” or the “Company”); and

•                  the preliminary purchase price allocation of certain oil and gas properties (referred to as the “Stallion Assets” or “Stallion”) acquired from Cavallo Energy, LP (“Cavallo”), acting through its general partner, Stallion Energy LLC.  Cavallo has also previously referred to these properties as the Panhandle properties.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2005, and the nine months ended September 30, 2006, are derived from:

•                  the historical consolidated financial statements of Linn;

•                  the historical statements of direct revenues and direct operating expenses of Cavallo;

•                  the historical combined financial statements of BlackSand Partners, L.P., Blacksand Brea, LLC, Blacksand GP, LLC and Blacksand Acquisition, LLC (collectively referred to as “Blacksand” or the “Combined Company”);

•                  the historical statements of revenues and direct operating expenses of certain oil and gas properties acquired from the Kaiser-Francis Oil Company (“Kaiser-Francis Assets”); and

•                  the historical statements of revenues and direct expenses of certain oil and gas properties acquired from Exploration Partners, LLC (“Exploration Partners”) for the year ended December 31, 2005, as the results of Exploration Partners are included in the results of operations of Linn beginning October 27, 2005.

The unaudited pro forma condensed combined statements of operations present net income (loss) per unit allocated to the Class A units and the Class C units on an equal basis.  Under the terms of the Class C Unit and Unit Purchase Agreement, if approved by a vote of the Company’s unitholders, the Class C units will convert to Class A units on a one-for-one basis.  Prior to that conversion, the Class C units are entitled to a special quarterly distribution equal to 115% of the distribution on the Class A units.  The Company has agreed to hold a special meeting of unitholders to consider the conversion as soon as feasible, but no later than June 30, 2007.  Therefore, pro forma net income (loss) per unit assumes that the Class A units and Class C units share equally in the pro forma net income (loss) of the Company.

In all cases, with pro forma adjustments based on assumptions we have deemed appropriate.

The unaudited pro forma condensed combined balance sheet gives effect to the acquisition of the Stallion Assets and the related Class C equity issuance as if the transaction had occurred on September 30, 2006.  The unaudited pro forma condensed combined statements of operations give effect to the acquisitions of the Stallion Assets, Blacksand, the Kaiser-Francis Assets and Exploration Partners as if the transactions had occurred on January 1, 2005.  The transactions and the related adjustments are described in the accompanying notes.  In the opinion of Company management, all adjustments have been made that are necessary to present fairly, in accordance with Regulation S-X, the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet and statements of operations are presented for illustrative purposes only, and do not purport to be indicative of the financial position or results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future.  In addition, future results may vary significantly from the results reflected in such statements due to factors described in “Risk Factors” included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2006 and elsewhere in the Company’s reports and filings with the Securities and Exchange Commission (“SEC”).  The following unaudited pro forma condensed combined balance sheet and statements of operations should be read in conjunction with our historical consolidated financial statements and the notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2006.

The pro forma statements should also be read in conjunction with the statements of direct revenues and direct operating expenses for Cavallo and the notes thereto included elsewhere in this Form 8-K.  In addition, the pro forma statements should be read in conjunction with the historical financial statements and the notes thereto of Blacksand, the statements of revenues and direct operating expenses for the Kaiser-Francis Assets and the statements of revenues and direct operating expenses of Exploration Partners and the notes thereto, previously filed by Company with the SEC.

2.         Acquisition Dates:

The acquisition of the Stallion Assets was completed on February 1, 2007, effective January 1, 2007.  The Company acquired certain oil and gas properties from Cavallo for approximately $412.0 million, subject to customary closing adjustments.

The acquisition of Blacksand was completed and effective on August 1, 2006.  Linn acquired the assets of the Combined Company for approximately $301.0 million, subject to customary closing adjustments.

The acquisition of the Kaiser-Francis Assets was completed on August 14, 2006, effective September 1, 2006.  The Company acquired certain oil and gas properties from Kaiser-Francis for approximately $126.4 million, subject to customary closing adjustments.

The acquisition of certain oil and gas properties from Exploration Partners was completed and effective on October 27, 2005.  The Company acquired certain oil and gas properties for approximately $111.4 million.

3.         Preliminary Purchase Price Allocations:

The following table represents the preliminary purchase prices for the Stallion Assets, Blacksand and the Kaiser-Francis Assets and the preliminary allocations of the purchase prices to the assets acquired and liabilities assumed based on preliminary estimates of fair value:

	Stallion	Blacksand	Kaiser-Francis	Total
	(in thousands)
Cash	$407,530	$298,113	$125,085	$830,728
Estimated transaction costs	3,300	472	925	4,697
Total purchase price	$410,830	$298,585	$126,010	$835,425
Plus liabilities assumed	1,147	2,373	359	3,879
Total purchase price plus liabilities	$411,977	$300,958	$126,369	$839,304

Preliminary Fair Value Allocation of Assets Acquired	Stallion	Blacksand	Kaiser-Francis	Total
	(in thousands)
Field inventory	$—	$284	$—	$284
Natural gas and oil properties	411,496	300,187	126,369	838,052
Vehicles and buildings	481	487	—	968
Total purchase price plus liabilities	$411,977	$300,958	$126,369	$839,304

The preliminary purchase price allocations used for the purpose of this pro forma financial information are based on preliminary independent appraisals, discounted cash flows, quoted market prices and estimates by management.  The purchase price allocations will be completed within one year from the acquisition date.

Amounts related to field compressors and other gathering related equipment are included in oil and gas properties and related equipment.

4.         Pro Forma Adjustments:

The unaudited pro forma combined financial statements have been adjusted to:

a.               reflect the purchase price paid by Linn for the purchase of the Stallion Assets, as detailed in the table in Note 3 above

b.              reflect the February 1, 2007 private placement of $360.0 million of equity securities to third party investors; the securities include 6,650,144 Class A units and 7,465,946 Class C units; the proceeds from the private placement, together with borrowings under the Company’s credit facility, were used to fund the purchase price of Stallion

c.               record incremental depreciation, depletion and amortization expense, using the units-of-production method, related to acquired oil and gas properties, and depreciation using the straight-line method for acquired property, plant and equipment over its estimated useful lives from three to 20 years as follows:

•                  Stallion — January 1 through December 31, 2005, $19.5 million

•                  Stallion — January 1 through September 30, 2006, $14.0 million

•                  Blacksand — January 1 through December 31, 2005, $5.0 million

•                  Blacksand — January 1 through September 30, 2006, $1.8 million

•                  Kaiser-Francis Assets — January 1 through December 31, 2005, $4.9 million

•                  Kaiser-Francis Assets — January 1 through September 30, 2006, $3.1 million

•                  Exploration Partners — January 1 through September 30, 2005, $4.5 million

d.              record accretion expense related to asset retirement obligation on natural oil and gas properties acquired as follows:

•                  Stallion — January 1 through December 31, 2005, $80,000

•                  Stallion — January 1 through September 30, 2006, $56,000

•                  Blacksand — January 1 through December 31, 2005, $195,000

•                  Blacksand — January 1 through September 30, 2006, $105,000

•                  Kaiser-Francis Assets — January 1 through December 31, 2005, $26,000

•                  Kaiser-Francis Assets — January 1 through September 30, 2006, $16,000

•                  Exploration Partners — January 1 through September 30, 2005, $55,000

e.               record interest expense as follows:

•                  Stallion — associated with debt of approximately $57.0 million incurred to fund the purchase price; the applicable interest rate was 6.635%.

•                  Blacksand and Kaiser-Francis — associated with debt of approximately $416.0 million incurred to fund the purchase price as follows:

i.      an assumed average interest rate of 9.33%  on $250.0 million subordinated bridge loan.  The interest rate on the subordinated bridge loan is LIBOR plus an applicable margin of 4.00%.

ii.   an assumed average interest rate of 7.33% on the outstanding balance of the $166.0 million under the $800.0 million credit facility.  The interest rate on the credit facility is LIBOR plus an applicable margin of 2.00%.

•                     Exploration Partners — associated with debt of approximately $115.3 million incurred to fund the purchase price; the applicable interest rate was 4.10%

A 1/8 percentage change in the assumed interest rates would result in an adjustment to pro forma net income as follows:

	Year Ended December 31, 2006	Nine Months Ended September 30, 2006
	(in thousands)
Stallion	$71	$54
Blacksand and Kaiser-Francis	520	390
Exploration Partners	144	108
Total	$735	$552

f.                 record incremental amortization of deferred financing fees associated with credit facility and bridge loan entered into to fund the acquisitions of Stallion, Blacksand and the Kaiser-Francis Assets

g.              The Company is treated as a partnership for federal and state income tax purposes.  The Company subsidiaries that acquired Stallion, Blacksand, the Kaiser-Francis Assets and Exploration Partners are also treated as partnerships for federal and state income tax purposes.  Accordingly, no recognition has been given to federal and state income taxes in the accompanying unaudited pro forma condensed combined financial statements.

We do not expect to incur any significant incremental increase in general and administrative expense as a result of these acquisitions.

5.         Blacksand Gain on Sale of Property:

The Blacksand historical combined statement of operations for the nine months ended September 30, 2006 includes a gain on a property sale of $32.7 million.  Under Regulation S-X, this gain may not be excluded from the condensed combined pro forma financial statements for the nine months ended September 30, 2006.  Had this gain been excluded, pro forma net income for the nine months ended September 30, 2006 would have been reduced by the gain recorded.

6.         Oil and Gas Revenue Disclosures:

The following tables set forth certain unaudited pro forma information concerning our proved oil and gas reserves for the year ended December 31, 2005, giving effect to the transactions relating to the acquisition of Stallion, Blacksand, the Kaiser-Francis Assets and Exploration Partners as if they had occurred on January 1, 2005.  There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development expenditures.  The following reserve data represents estimates only and should not be construed as being exact.

	Year Ended December 31, 2005
	Linn Historical	Stallion Historical	Blacksand Historical	Kaiser- Francis Historical	Linn Pro Forma
	Gas (MMcf)
Proved developed and undeveloped reserves:
Beginning of year	119,760	74,516	22,562	44,657	261,495
Revisions of previous estimates	2,415	—	(1,063)	1,937	3,289
Extension and discoveries	53,976	—	627	14,144	68,747
Acquisition	21,898	—	—	9	21,907
Production	(4,839)	(3,137)	(914)	(2,349)	(11,239)
End of year	193,210	71,379	21,212	58,398	344,199
Proved developed reserves:
Beginning of year	74,365	58,386	21,389	30,896	185,036
End of year	125,219	55,249	20,069	29,783	230,320

	Year Ended December 31, 2005
	Linn Historical	Stallion Historical	Blacksand Historical	Kaiser- Francis Historical	Linn Pro Forma
	Oil and NGLs (MBbls)
Proved developed and undeveloped reserves:
Beginning of year	—	18,464	27,587	1,368	47,419
Revisions of previous estimates	—	—	285	33	318
Extension and discoveries	—	—	2,411	276	2,687
Production	—	(868)	(728)	(39)	(1,635)
End of year	—	17,596	29,555	1,638	48,789
Proved developed reserves:
Beginning of year	—	14,389	23,404	1,250	39,043
End of year	—	13,521	25,361	520	39,402

Summarized in the following tables is information for our standardized measure of discounted cash flows relating to proved reserves as of December 31, 2005, giving effect to each of the acquisitions as presented.

Future cash flows are computed by applying year-end pricing relating to our proved reserves to the year-end quantities of those reserves.  Future production, development, site restoration and abandonment costs are derived based on current costs assuming continuation of existing economic conditions.  The information should be viewed only as a form of standardized disclosure concerning possible future cash flows that would result under the assumptions used, but should not be viewed as indicative of fair market value.  Reference is made to our financial statements for the fiscal year ended December 31, 2005 as well as to the historical statements of revenues and direct operating expenses of certain natural gas and oil properties acquired from Cavallo, the historical financial statements of Blacksand related entities, the historical statements of revenues and direct operating expenses of certain oil and gas properties acquired from Kaiser-Francis Oil Company, and the historical statements of revenues and direct operating expenses of certain oil and gas properties acquired from Exploration Partners for a discussion of the assumptions used in preparing the information presented.

	Year Ended December 31, 2005
	Linn Historical	Stallion Historical	Blacksand Historical	Kaiser- Francis Historical	Linn Pro Forma
	(in thousands)
Future estimated revenues	$2,041,930	$1,514,250	$1,430,537	$563,936	$5,550,653
Future estimated production costs	(332,839)	(373,763)	(259,387)	(120,015)	(1,086,004)
Future estimated development costs	(96,542)	(26,625)	(11,751)	(77,508)	(212,426)
Future net cash flows	1,612,549	1,113,862	1,159,399	366,413	4,252,223
10% annual discount for estimated timing of cash flows	(1,060,474)	(609,557)	(879,685)	(222,240)	(2,771,956)
Standardized measure of discounted future estimated net cash flows	$552,075	$504,305	$279,714	$144,173	$1,480,267

The following table sets forth unaudited pro forma information for the principal sources of changes in discounted future net cash flows from our proved oil and gas for the year ended December 31, 2005, giving effect to each of the acquisitions as presented:

	Year Ended December 31, 2005
	Linn Historical	Stallion Historical	Blacksand Historical	Kaiser- Francis Historical	Linn Pro Forma
	(in thousands)
Sales of natural gas and oil production, net of production costs	$(37,676)	$(44,306)	$(21,042)	$(15,259)	$(118,283)
Change in estimated future development costs	55,125	—	—	—	55,125
Extensions and discoveries, net of future production and development costs	192,412	—	11,038	32,547	235,997
Net changes in prices and production costs	135,700	348,531	106,475	24,631	615,337
Development cost	26,406	2,485	1,397	1,418	31,706
Revisions of quantities	1,026	—	—	—	1,026
Change in discount	(100,313)	17,471	18,213	9,795	(54,834)
Timing and other	—	5,415	(18,492)	(6,949)	(20,026)
Acquisitions	64,361	—	—	38	64,399
Net increase in standardized measure	$337,041	$329,596	$97,589	$46,221	$810,447

7.         Subsequent Event:

On October 24, 2006, Linn entered into a Class B Unit and Unit Purchase Agreement with certain third party investors whereby it privately placed 9,185,965 Class B units at a unit price of $20.55, and 5,534,687 Class A units at a unit price of $21.00, for aggregate net proceeds of $305.0 million (the “Private Placement”).  In January 2007, the Company’s unitholders voted to approve conversion of the Class B units to Class A units on a one-for-one basis and the Class B units were converted to Class A units.

All proceeds from the Private Placement were used to repay in full the Company’s $250.0 million subordinated bridge loan, $53.3 million of borrowings under its credit facility and accrued interest of approximately $2.0 million.  In connection with the repayment of the subordinated bridge loan, the Company wrote off approximately $2.7 million of deferred financing fees, which was recognized as expense in the fourth quarter of 2006.  As a result of the repayment, the rate on the Company’s remaining credit facility was reduced by 0.25%.